UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date Of Earliest Event Reported):
June 12, 2005 (June 12, 2005)

DOUBLECLICK INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-23709	13-3870996
(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue, 10th Floor
New York, New York 10011
(Address of Principal Executive Offices) (Zip Code)

(212) 683-0001
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01. Other Events

     On July 12, 2005, DoubleClick Inc. (the “Company”) issued a press release announcing that the stockholders of the Company voted to adopt the Agreement and Plan of Merger, dated as of April 23, 2005, among Click Holding Corp., Click Acquisition Corp. and the Company at the Company’s annual meeting of stockholders.

     A copy of the press release issued by the Company on July 12, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated July 12, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLECLICK INC.

By:	/s/ Bruce Dalziel

Name:	Bruce Dalziel
Title:	Chief Financial Officer

Dated: July 12, 2005